IMPORTANT NOTICE REGARDING CHANGE TO INVESTMENT POLICIES

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

CLASS A SHARES

CLASS C SHARES

CLASS I SHARES

SUPPLEMENT DATED DECEMBER 17, 2010

TO

PROSPECTUS DATED MARCH 1, 2010 (as supplemented July 1, 2010)

AND

SUMMARY PROSPECTUS DATED JULY 1, 2010

Effective March 1, 2011, Cohen & Steers Asia Pacific Realty Shares, Inc. (the “Fund”) will change its name to Cohen & Steers Emerging Markets Real Estate Fund, Inc., and its policy with respect to the investment of at least 80% of its net assets will change to, under normal market conditions, investing at least 80% of its net assets in securities issued by emerging markets real estate companies and other investments with economic characteristics similar to such securities. The Fund’s investment objective will remain total return; however, generally the Fund expects the level of current income to vary over time.

From December 17, 2010 to February 28, 2011, shareholders will be permitted to exchange or redeem shares of the Fund without incurring any contingent deferred sales charges or redemption fees that would otherwise apply. If you hold your shares through a broker or other financial intermediary, however, you may be subject to fees or charges specific to that broker or intermediary, and may have limitations in your ability to exchange Fund shares. Please contact your broker or intermediary for further details.

PLEASE RETAIN A COPY OF THIS SUPPLEMENT FOR YOUR RECORDS